UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:   November 14, 2007 (date of earliest event report)

SEMORAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

333-140768	20-3622467
(Commission File Number)	(IRS Employer Identification No.)

237 Fernwood Blvd, Suite 109, Fern Park, Florida	32730
(Address of principal executive offices)	(Zip Code)

(407) 401-8295
(Registrant’s telephone number, including area code)

__________________________________________________

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02.     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

 See Item 5.02 for a description of the termination of Mr. Lloyd J. Weber’s employment agreement.

ITEM 5.02     RESIGNATION OF AN EXECUTIVE OFFICER

On November 14, 2007, Mr. Lloyd J. Weber, the Chief Executive Officer of Semoran Financial Corporation (the “Company”), resigned from his position as Chief Executive Officer at a board of director meeting. The resignation was effective upon its receipt by the Company. Mr. Weber’s employment agreement was terminated by his resignation. Pursuant to the terms of his employment agreement, Mr. Weber is entitled to compensation earned through the date of his resignation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMORAN FINANCIAL CORPORATION

Dated: November 20, 2007	By: /s/ Malcolm MacDiarmid
Malcolm MacDiarmid
Chief Executive Officer